UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 18, 2025

NUTANIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 216-8360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Tarkan Maner as President and Chief Commercial Officer

On and effective as of December 18, 2025, the Board of Directors (the “Board”) of Nutanix, Inc. (the “Company”) appointed Tarkan Maner, the Company’s Chief Commercial Officer, to serve as the Company’s President and Chief Commercial Officer. In addition to his current responsibilities, Mr. Maner's role will expand to include oversight of sales, marketing and customer experience. Rajiv Ramaswami will continue to serve as the Company’s Chief Executive Officer.

Mr. Maner, age 56, has served as the Company’s Chief Commercial Officer since November 2019. Prior to joining the Company, Mr. Maner was Chairman and Chief Executive Officer of Nexenta Systems, Inc. from August 2013 until September 2019. Prior to Nexenta, he served as President and Chief Executive Officer at Wyse Technology and held senior leadership positions at Dell, CA Technologies, IBM, and Sterling Software. Mr. Maner currently serves on the boards of directors of IGEL (since 2023), Invicti Security (since 2023) and Silicon Valley Leadership Group (since 2010) and previously served on the boards of Wheels, CloudCheckr and Teradici, as well as several non-profit organizations. He holds a B.S. in Engineering Management from Istanbul Technical University, a Master of Business Administration from Midwestern State University, and has completed the Advanced Management Program at Harvard Business School.

Mr. Maner’s existing compensation arrangements with the Company remain unchanged following this appointment. There is no arrangement or understanding between Mr. Maner and any other person pursuant to which he was appointed. There are no family relationships between Mr. Maner and any director or executive officer of the Company. Mr. Maner does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: December 22, 2025	By:	/s/ Brian Martin
Brian Martin
Chief Legal Officer